Exhibit 99.2

Best Buy International Strategic Update October 14, 2008 Chicago, IL

2 Safe Harbor Forward-Looking and Cautionary Statements: This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the U.S. Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that reflect management’s current views and estimates regarding future market conditions, company performance and financial results, business prospects, new strategies, the competitive environment and other events. You can identify these statements by the fact that they use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “project,” “plan,” “outlook,” and other words and terms of similar meaning. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from the potential results discussed in the forward-looking statements. Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: general economic conditions, acquisitions and development of new businesses, divestitures, product availability, sales volumes, pricing actions and promotional activities of competitors, profit margins, weather, changes in law or regulations, foreign currency fluctuation, availability of suitable real estate locations, our ability to react to a disaster recovery situation, and the impact of labor markets and new product introductions on overall profitability. A further list and description of risks, uncertainties and other matters can be found in Best Buy’s annual report and other reports filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, Best Buy’s Annual Report on Form 10-K filed with the SEC on 30 April 2008. Management cautions that the foregoing list of important factors is not complete and assumes no obligation to update any forward-looking statement that it may make.

3 Today’s Agenda Best Buy International Strategic Update Evolution of Carphone’s Retail Model Best Buy Mobile Overview European Marketplace & Opportunity U.K. Launch Strategy & Goals Current U.S. Strategies Q&A Session

4 Robert Willett Chief Executive Officer Best Buy International Enterprise Chief Information Officer Chairman, Best Buy Europe

5 1,036 United States – Best Buy – Magnolia Audio Video – Pacific Sales Kitchen & Bath Centers 185 Canada – Future Shop – Best Buy 162 China – Five Star Appliance – Best Buy China 2,415 Europe – The Carphone Warehouse – The Phone House Multiple Web Sites and Call Centers Source: Numbers are as at the end of Q2 F2008 World’s Largest Consumer Electronics Retailer Founded in 1966 | Based in Minneapolis

6 Sales Growth & Operating Profitability 8.3 10.1 12.5 15.2 17.7 20.9 24.6 27.4 30.8 35.9 40.0 3.5% 4.3% 4.0% 5.1% 4.8% 5.3% 5.3% 5.3% 5.6% 2.0% 5.4% F98 F99 F00 F01 F02 F03 F04 F05 F06 F07 F08 Revenue Operating Profit Rate Source: Company public filings -- in U.S. billions -- CAGR ~17.0 % Historically, we have doubled our size every 5 years

7 The Quest For Value 17% 16% 19% 20% 22% 21% 20% F02 F03 F04 F05 F06 F07 F08 ROIC (Non-GAAP) Source: ROIC obtained via company public filings. We Produce An ROIC Among The Highest In The U.S. Retail Industry

What Are The Strategic Issues Facing Best Buy?

9 What is the next source of top-line growth? What am I famous for in each brand? What do my brands stand for today and tomorrow? Which innovations are important for me to respond to? How do I build relationships with customers across each brand? How can technology help me? How do I run a cost effective operation and avoid complexity? How do I develop a results-driven organization? How do I develop a confident, resilient, organization, retaining and equipping people for change? What Are The Strategic Issues Facing Best Buy? The WHATs The HOWs

10 The Enterprise Growth Imperative Agenda We have to increase our momentum and focus to meet shareholder expectations – this is the context for international $20 $40 $80 F2003 F2008 F2013 Growth Goal: Double in 5 Years -- in U.S. billions --

What Are Our Strategic Responses?

12 Product and Exclusive Brand Format / Channel Geographic Reach US Canada Europe Global Extension Channel Extension Mass Products Private Label: Insignia, Rocketfish Newchannels.com Core Format New formats e.g. Five Star BBYMobile Call Centers Magnolia Future Shop Range Extension China Solutions Services Most Retailers BBY Target Wal-Mart Tesco * * * Services Exclusive Brands Geek Squad We’re Differentiating Through Co-Creation, Services, Solutions Mexico, Turkey

13 The WHAT – Our Growth Agenda Objectives • To be #1 in the market for customer experience. • To achieve the highest market share in the local markets we serve.•  To be the #1 place to work. • To produce the highest level of operating profit in the local market over time. • To be the partner of choice for vendors, government leaders, and communities. • To be the investor’s choice with focus on profitable growth and capital efficiency. • To leverage infrastructure and capability build out across all countries (Best Buy in a box). • To leverage innovation across the enterprise. Learn slowly and carefully. Scale fast

14 The WHAT – The Co-Creation Experience Install Repair Research Contact Store Pickup Home Shipment Home Delivery Order Management Online Sites Call Centers Kiosks Stores Service Commerce Experience Shop Fulfill Schedule Sign Up Learn Customer Subscriptions 1. Mass 2. Targeted 3. Personalized 4. Co-Creation > Interaction > Seamless Multi- Contact Experience > Community & Social Networks Co-Create the Purchase How?

15 United States Fcst Count: 1,400 Canada Fcst Count: 200 - 250 China 5-10 NSOs Fcst Count: 250 - 300 Mexico 1-2 NSOs Fcst Count: 60 - 80 Europe 1-3 NSOs Turkey 1-2 NSOs The HOW - A Balanced “Big Box” Portfolio Over 5 Years Fcst Count: 100 - 200

16 Canada & China Learnings Canada Focus management attention around CORE / OPTIMIZE / TRANSFORM Dual brands strategy. Keeping brands distinct is essential Utilize private label to improve margins and differentiation Shared infrastructure and capabilities Build international leadership team China Focus on harmonization and stabilization. Build brand, culture, values Differentiating through customer-focused operating models versus Gome, etc. Operating model that leverages customer centricity and services A focus on basic retailing can drive significant results. E.g. comps, attachment rates Sourcing to build private label capability and innovation agenda with local manufacturers The build out of systems and infrastructure to create efficiency

17 Market Screening Factors Retail Market Cultural Competitive and Distributive Economic and Socioeconomic Financial Rate of Technology Adoption CE Market Size and Growth Assessing And Analyzing Markets Market screening permits management to identify a small number of desirable markets based on macro and micro environmental factors Political Legal

18 International Leadership Team Charles Dunstone CEO Carphone Warehouse Roger Taylor CFO Carphone Warehouse David Berg COO International John Noble CFO International Neville Roberts CIO International Marise Kumar CCEO International Todd Soller CIO Domestic Shawn Score Pres. BBY Mobile Dan Currie SVP, Supply Chain Jeanine Thompson VP, International HR Tasso Koken SVP, Merchandising Paul Antoniadis CEO – Best Buy Branded Operations, Europe

19 Organizational Structure Best Buy International Carphone Warehouse Best Buy Mobile Best Buy Europe “Big Box” Services Marketing and Public Relations Finance Real Estate Merchandising, Supply Chain, Information Technology Human Resources, Legal, Governance China BBY, Five Star & Geek Squad Mexico BBY, Geek Squad Canada BBY, FS, Geek Turkey BBY & Geek Best Buy Europe Best Buy - Other Countries Geek U.K. & Spain

20 Summary • We believe our strategy of customer centricity has the flexibility to travel well internationally • We are excited about the European growth opportunity in terms of market size and the potential for the returns we’re seeking • We’re learning from those who have gone before us, and from our experiences in other countries • The pace of expansion will be based on our results • We’ve added talent to support our growth, including the Carphone team and other executives with extensive international experience

21 Charles Dunstone CEO, The Carphone Warehouse Group

22 Creating a wireless world Launching Wireless White City and beyond

23 Customers live in a wireless world I can talk and text anywhere I can communicate and enjoy content on any device anywhere Talk, text, IM, email Music, video, games Phones, UMPCs, laptops, gaming consoles etc. Fixed BB with WiFi, mobile BB

24 What if we could do the same to laptops, as we have to mobile phones?

25 Wireless Camp for 7,000+ people

41% YOY broadband growth

Broadband connections, by fiscal week



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BEL FRA GER IRE NET POR SPA SWE UK

26

10% share of U.K. laptop market

Units of laptops sold, by fiscal week



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BE FR GER IE NL PT SP SW UK

27

28 Webbook Fujitsu- Siemens Toshiba Sacramento 15SP Toshiba New Orleans 15S Toshiba Hampton 10S Acer Aspire 5315 Increasing propensity to trade up Laptop trade-up, % 2 23 Wk 2 Wk 22 By calendar week

29 Improving accessories penetration Accessories attach, % 2 38 Wk 2 Wk 22

30 • Free or competitively priced laptop was top reason to buy at CPW • 68% of broadband and laptop customers said it was "very important" that their mobile phone came with a laptop • 33% of broadband and laptop customers had not actually intended to buy a laptop but did • 64% of people intending to get mobile broadband in next 6 months would be interested in a laptop with it • We believe the campaign had unusually high awareness from word of mouth “Doing to laptops what we did to mobile phones” makes sense to customers

31 Now entering stage 3 of our evolution Internet Anywhere Email Anywhere Music Anywhere TV Anywhere Talk Anywhere Stream 1: Trade Wireless Now Focus for growth in 2008/09; becomes part of BAU Stream 2: The Wireless World Pilot in 2008/09 for roll out in 2009/10 & INSURANCE ADDITIONAL SERVICES AND BUNDLED SOLUTIONS New Products Evolution New Proposition Transformation New Business Revolution

32 Creating a wireless world Launching Wireless White City and Beyond

33

34 Extended laptops and peripherals

35 All phones, with hero BlackBerry and smart phone display

36 TV and music

37 Geek Squad, content & solutions

38 Digital TV and broadband

39 Gaming

40 Rolling out “Wireless World” White City + 4 pilot stores Web, Direct, up to 50 Wireless stores Best Wireless components in many stores

41 Jude Buckley Chief Merchant and Marketing Officer, Best Buy Mobile Shawn Score President, Best Buy Mobile

42 of Americans thought there had to be a better way to buy a mobile phone.

43 Joint Venture Lessons Culture and values Brand Big box expertise Traffic Reward Zone Employee Engagement Consumer electronics vendor relationships Geek Squad Operating model Small box expertise Commercial terms After-sales support/repairs Walk Out Working offer Global vendor relationships Training

44 Walk Out Working

45 Unique Handset Selection BlackBerry Storm BlackBerry Bold Apple iPhone Samsung Instinct

46

47

48 DVD Movie Best Buy Mobile Story

49 51% 54% 30.0% 40.0% 50.0% 60.0% Oct FY08 Nov FY08 Dec FY08 Jan FY08 Feb FY08 Mar FY09 Apr FY09 May FY09 Jun FY09 Jul FY09 Source: company internal data Net Promoter Score (NPS)

50 A Tale of Two Experiences Before: • A few New York test stores • Negative comparable store sales in U.S. mobile phones • Market share of 1-2% in the category • No power with vendors Now: • Nearly 1,000 Best Buy Mobile locations • Nearly triple-digit comparable store sales • Market share of ~4%, goal of 10% share • Apple iPhone

51 David Berg Chief Operating Officer Best Buy International Board Member Best Buy Europe China JV Best Buy Children’s Foundation

52 Why Europe? Why A Partner?

53 We wanted to expand to Europe because: – Europe is a huge market; combined GDPs of EU countries is greater than the GDP of the U.S. – Diversification and benefits from purchasing, sourcing, best practices, brand power We want to expand to Europe now because: – Current lack of a consistent, customer-centric CE retail experience presents a compelling opportunity – Existing CE retailers are stagnating as they struggle to keep pace with the consumer’s evolving needs – Desire to contribute new growth into the enterprise – We believe a multi-format / channel approach will be the winning strategy Context Around The Rationale For European Expansion

54 We wanted to go to Europe with a partner because: – Local experience and expertise is critical for success in European retail – Accelerates and de-risks entry and expansion in an important but challenging market The Carphone Warehouse is the best partner because: – Our deep and longstanding relationship; excellent reputation and proven history of success – Complimentary retail capabilities that we believe will enhance and differentiate our combined retail offering – CPW’s natural evolution whereby it is increasing its store sizes and evolving its merchandise mix – Aligned, relentless commitment to customer centricity Context Around The Rationale For European Expansion

55 An Opportunity To Leverage Our Complementary Strengths Relative Competencies Key Competencies and Capabilities Combined Big Box Expertise . . . Small Box Expertise . . . Sourcing . . . Merchandizing Expertise . . . Vendor Relationships . . . Acquisition / Integration Expertise . . . Financial Services . . . Services Capabilities (Geek Squad) . . . Private Label Capabilities . . . B2B Capabilities . . . Flexibility to Change . . . Product / Service Bundling . . . Billing / CRM Platform . . . Insurance Capabilities . . . Subscription Service Sales . . . MVNO Capabilities . . . Online / Direct Capabilities . . . North American Presence . . . European Presence . . . Asian Presence . . . Management Talent . . . Innovative & Growth Oriented . . . Customer Centric . . . Employee Powered . . . People /Culture Operational Capabilities Geography Retail Capabilities

56 Innovative High energy Employee focused Can do Optimistic Customer focused Passionate Organic Best Buy cheer Chalk- talk Passionate, organic Hurricane Katrina Blue shirts Geek Squad Best practice driven Inclusive relationships American dream Work hard, play hard Ready to change the world 6K start-up Bold actions Trust based Non-hierarchical High energy, can do Two Continents, Two Teams, One Culture We believe that the collection of beliefs, expectations, and values learned and shared by our teams from one generation of employees to another, will continue to convey a sense of identity and add to the stability of our organizations as a social system

A Comparison of Europe and U.S.

Comparison of U.S. and Europe

Key considerations for Best Buy Europe will be store size and location, as Europeans drive less and are less accustomed to out of town shopping than US shoppers.

	United States	United Kingdom	Europe[1]
Economic			
Average Personal Disposable Income ($)	32,951	28,972	25,552
Lending Rate (%)[2]	5.9	5.3	5.2
Gasoline - Price per Gallon ($) / Increase vs. Year Ago (%)	$4.10 / 30.1%	$8.74 / 19.4%	$8.44 / 27.6%
Home Ownership (%)	68.1	70.8	66.4
Demographic			
Average Household Size	2.7	2.4	2.5
Population Density (people per sq km)	33	251	156
Population Living in Urban Areas (%)	81.4	89.9	76.2
Median Age (Years)	36.7	39.9	41.8
New Car Registrations per 1,000 people	53.5	39.4	36.9
Distance Driven per Year (km)	19,524	12,632	12,080
Consumer Electronics			
Box Size (sq.ft.)	~20,000 - 40,000	~10,000 - 20,000	~10,000 - 30,000
Store Location	Out of Town	High Street, Out of Town	High Street, Out of Town
CE Per Capita Spend ($)	619.6	690.6	448.1

Sources: Euromonitor, Economic Intelligence Unit, CIA World Factbook, Datamonitor, US Census, CBS News Report, IMF Report, U.S. Federal Reserve

[1] Median of Germany, France, Italy, and Spain

[2] As of March 2008, Defined as Lending Rate to Households for UK and Europe. For US, it is the conventional mortgage rate on commitments for fixed-rate first mortgages provided by the Federal Reserve as of March 2008

58

59 The Competitive Landscape

60 Competitive Landscape Overview of Key European Competitors European CE Market Position #1 #2 #3 # of Countries 15 15 12 # of Stores 702 1,369 692 LFY Revenue (£mm) £11,711 £8,546 £4,513 5-Year Revenue CAGR (%) 12.3% 7.3% 7.7% LFY EBIT (£mm) £420 £194 £139 LFY EBIT Margin (%) 3.6% 2.3% 3.1% Average Store Size (Sq. Ft.) ~34,000 ~13,000 ~13,000 LFY Sales / Sq. ft. (£) £528 £484 £504 Current Share Price (£) N/A £0.49 £1.12 % of 52 Week High N/A 34% 35% EV / EBITDA N/A 2.4x 2.3x Scale and diversification Leader in most markets Brand / service reputation Localized operating model Multi-channel capabilities Innovative (e.g., Darty Box) Dual brand strategy Tech Guys Coherent strategy Limited services offering Declining margins Declining margins Price orientated Underperforming assets Unproven growth initiatives Uncertain ownership Brand / service reputation Limited scale Strengths Challenges

61 What Is The Approach To Seizing The Opportunity?

62 Invite Employee Ideas Honor Unique Customers Provide End-to-End Solutions Customer Centricity | “Secret Sauce”

63 Customer Centricity Market Entry Methodology 1. Identify customers’ unmet needs and competitive landscape 2. Identify customer value segments 3. Sort by domain 4. Create unique customer value propositions 5. Align store operating/customer model

What Are Consumers Telling Us?

65 Everything is so wired you can’t touch it or you’ll set an alarm off Consumer Views of European Competitors Some Major Retailers Have Damaged Consumer Confidence In Shopping For Electronics Products stacked in boxes Products chained to bench or behind glass Products crammed together Security guards follow you Product menus don’t function Stores dirty and messy No passion or knowledge of product Poorly trained ‘kids’ High pressure on commission Force extras/ insurance on customers Rude, sexist, offensive For some too frantic, others ignored

66 .And Bring The Connected World To Our Customers “ personalized offers of subscription services bundled for my needs and budget, not just what the providers want to sell to me” “ fast and easy subscription services availability, qualification, activation, and scheduling process available where and when I want it” “ to experience products and services the way they would work in my home before I buy them” “ help in making my purchase decisions to ensure that I am selecting products and services that are compatible with each other” “to connect with others, express myself and manage my life” “ my entertainment content on demand wherever I am, physical or digital” “ to buy and manage all my licensed and personal content together easily and seamlessly” “ what I buy to work with what I already have at home” “ to share and hear the opinions of others like me who have made purchase decisions that I am contemplating” Our business plan is based on our customers’ desire for seamless connectivity, services, and content. They want solutions that enable a desired experience, and to purchase such solutions from helpful, knowledgeable sales associates as technology gets more complicated and interrelated. IN SHORT, THEY WANT HELP REALIZING THE BENEFITS OF THE NEW CONNECTED WORLD

67 ~$175 B ~$160 B ~$80 B ~$17 B NewCo < 3% Share BBY ~ 21% Share Dual Brand ~ 1% Share Dual Brand ~ 35% Share CE Market Source: Verdict, Mintel, Euromonitor, OC&C analysis, and internal data The Global Opportunity

68 Roger Taylor CFO, The Carphone Warehouse Group

69 What is Best Buy Europe?

70 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 U.K. France Germany Russia Italy Spain Turkey Poland 0% 5% 10% 15% 20% 25% Market Size 5-Yr Growth % (U.S. $ billions) European Electronics Market Source: internal company estimates

71 16,143 28,065 26,258 23,334 12,702 8,490 9,610 8,250 8,071 7,411 6,443 20,914 17,275 9,688 8,793 4,396 6,619 3,923 6,026 6,975 Decomposition of growth in EU-5 consumer electronics excluding mobile phones, 2007- 2012, £ millions * Includes downloads Source: Verdict, Euromonit or, Mintel 36% 18% 11% 18% PERCENTAGE OF TOTAL CE GROWTH CAGR 2002-07% 27 6 20 -3 12 4 2 6 12 -6 CAGR 2007-12% 10 2 13 -1 3 6 5 3 12 -3 5 6 TOTAL CAGR 103,216 2007 MARKET GROWTH IN TELEVISIONS 6,059 GROWTH IN MDA 3,675 GROWTH IN IN-CAR 5,933 NET GROWTH IN OTHER 2012 MARKET 136,169 In-car Gaming Entertainment* Televisions SDAs MDA Photo Other AV Portable media Computing 11,922 GROWTH IN COMPUTING 5,344 16% In the EU-5, CAGR of 6% is forecast to 2012

72 U.K. market to provide 5% CAGR to 2012 4,808 9,467 8,507 5,439 3,877 3,611 3,271 1,867 1,787 1,607 1,503 6,364 4,778 3,359 1,847 1,635 1,758 1,177 880 674 Decomposition of growth in UK consumer electronics excluding mobile phones, 2007-2012, £ millions CAGR 2002-07% 34 -4 3 12 -2 9 7 2 22 10 CAGR 2007-12% 5 -2 2 0 -2 3 6 3 15 5 6 5 TOTAL CAGR 30,012 2007 MARKET GROWTH IN TELEVISIONS 2143 GROWTH IN MDA 518 GROWTH IN GAMING 212 NET GROWTH IN OTHER 2012 MARKET 38,205 In-car Gaming Entertainment* Televisions SDAs MDA Photo Other AV Portable media Computing 4,658 GROWTH IN COMPUTING (major domestic appliances) Source: Verdict, Euromonitor, Mintel

73 The U.K. market is segmented between a wide variety of players BROAD-BASED PLAYERS WITH ELECTRONICS DEPARTMENTS CATEGORY-SPECIALIST RETAILERS MULTI-CATEGORY CONSUMER ELECTRONICS RETAILERS MULTIPLE WEBSITES – FEW WITH CRITICAL MASS, e.g., * * * ONLINE PURE PLAYS DUAL-CHANNEL: PHYSICAL AND ONLINE INTEGRATED MULTI-CHANNEL: PHYSICAL, ONLINE, AND COLLECT IN STORE

74 Sales by channel in U.K. 2007, %, £ billions* 17 11 17 42 27 61 36 64 26 36 27 12 30 8 29 40 24 24 Televisions 29 2 Entertainment 4.8 Portable media 23 Other AV 26 Gaming SDAs 26 Photo 18 35** Mobile phones 23 28 48 39 33 33 20 19 18 13 12 8 In-car 36 Computing 4.8 1.2 1.8 3.4 1.6 1.8 1.0 4.3 0.7 3.6 n/a*** 100%= Electrical multiples (e.g. Comet, Currys) Supermarkets (e.g . Tesco) Category specialists/ independents (e.g., Game, HMV) * Category definitions: Electrical multiples are electrical retailers with more than 10 stores; Category specialists/independent include stores specialised in a particular category and electrical stores with few store s; Supermarkets are retailers selling predominantly food/ beverages/ tobacco; Other includes Internet, mail order, mixed retailers (i.e. department stores and mass merchandisers) and other stores * * Includes kitchen specialists, grocery retailers, internet, department stores and catalogue showrooms *** Remainder is spilt with 44% to mass-market retailers, 3% to electrical independent retailers, 15% to department stores, 19% to other Source : Euromonitor, EUK, GfK, Mintel Other MDA Electricals chains dominate in larger categories, but not in smaller, higher margin segments

75 ...which is an important difference between the U.K. & U.S. markets

76 Most major players are focused on the mass market Proportion of electricals visitors by socio-demographic group, % 18 21 24 23 11 31 32 30 29 30 21 25 26 29 53 21 29 26 30 21 20 19 6 AB DE C1 C2 24 UK POPULATION 18 21 24 23 11 31 32 30 29 30 21 25 26 29 53 21 29 26 Less wealthy More wealthy

77 Price is a driver of loyalty for most, but service and quality are highly valued when in evidence 8 5 5 41 17 Proportion of electricals loyals mentioning driver of loyalty, % 3 3 3 6 14 51 51 Price Range 40 Convenience Service Quality Layout Ambience Facilities 1 3 3 5 8 41 41 62 3 3 4 6 14 48 42 29 2 2 4 8 15 52 48 32 40 49 40 8 5 5 41 17 3 3 3 6 14 51 51 Source: Verdict

78 The New Role of the Experience Source: Accenture 2007 Customer Satisfaction Research Poor Quality of Service/Goods 45% Lower Price 35% Representative Knowledge 26% Custom Solutions 65% and Top Customer Reasons for Switching Providers 59% Customer Service/ Experience 55% Price 34% Product 34% Convenience Top Customer Reasons for Choosing a Provider

79 What are the key elements of Best Buy in the U.K.? The Connected World Family Interactivity Multi-channel After-sales Advice Personalisation Environment Convenience Specialists

80 The multi-channel imperative Best Buy’s U.S. multi-channel customers are its best customers – Multi-channel customers transact twice as much as single channel customers, spending 95% more and generating 80% more margin A multi-channel business model is an essential element to Best Buy’s growth strategy Transactional Business Model Premise-based Reactive Episodic Slow to evolve Expensive to maintain Relationship-based Business Model Virtually-based Proactive Evergreen Rapid evolution Cost-effective

81 Shifting channel spend ~1/3 Of CE goods in Best Buy’s categories to be sold online by 2012 ~2/3 Of CE goods in Best Buy’s categories to be web-influenced by 2012 Web Purchased Store Purchased Web Influenced Source: Forrester’s October 2006, “US eCommerce: Five-Year Forecast And Data Over view”

82 U.K. online growth has outstripped the growth of the U.S. online business and looks set to continue Source: Management Ventures Inc. 2008 Online sales as a % of total retail sales 2000 - 2013

83 Geek Squad will be an integral element Expert Support Expert Advice

84 We are developing a full set of propositions to support the full lifecycle of customer needs Activate •B Maximise Protection • Help (inspire) me to buy the right things • Start my experience today • Dispose/ upgrade/ re-purpose • Teach me how to use it • Maximise my benefits • Protect my experience • Protect my content • Help me when it breaks Assurance Transition

85 European ‘big box’ property market • Generally, government planning policy in all EU markets continues to be protectionist to the town centres and inner cities, unlike the U.S. mall expansion • However, the pipeline of new retail park ‘big box’ space remains strong despite the economic slow down • The new retail space pipeline in Europe is expected to grow by 16% over the next 3 to 4 years – about 170 million sq ft of new space • Spain is due to open an additional 25 million sq ft of new retail space by end of 2009 both in and out of town

86 Retail parks >10,000m2 stock & pipeline until 2011 UK Netherlands Belgium Germany Spain Poland Austria Ireland Italy Portugal Sweeden Hungary CZ France 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 Stock > 10,000m2 Pipeline > 10,000m2

87 We’re targeting rents of £25-40/sq. ft 0 10 20 30 40 50 60 70 80 90 100 0 100 200 300 400 500 600 700 800 900 1000 Number of Retail Parks Highest rent achieved by Sq. Ft

88 Property strategy • Stores to be 25-30,000 sq ft • Preferably “bulky goods” planning consent – up to 30% cheaper than “open A1” (no restrictions on products) • Geographically clustered at launch • No shortage of opportunities in present climate

89 Average store sizes of incumbents are 15-20k sq ft >30 >20-30 15-20 10-15 0-10 17,900 19,700 14,600 12,000 PC WORLD COMET CURRYS ARGOS AVERAGE STORE SIZE* sq ft BREAKDOWN OF OUT-OF-TOWN STORE SIZE* ‘000 sq ft, % *Gross size, includes warehousing Source: GOAD database, Trevor Wood associates database, McKinsey 26 30 5 19 39 5 2 7 43 8 29 25 9 39 12 22 43 23 15

90 .....larger stores are expected to generate larger returns U.K. first store expected to open: Summer 2009

91 Targeted expansion in Europe Summer 2009 ...then... ...moving towards... CPW TPH CPW TPH CPW TPH CPW TPH CPW TPH CPW TPH CPW TPH CPW TPH CPW T TPH CPW TPH CPW TPH CPW TPH CPW TPH CPW TPH CPW TPH CPW TPH CPW TPH

92 Company operating model Exec Operating Board Geek Squad Marketing / PR Finance Property HR IT / Supply Chain / BCF Legal / Governance Stores plus alternate channels Shared services

93 Typical store economics • Based on a 30,000-sq-ft store • Sales/ sq ft £600-700 – 3-4 years’ maturity profile • Store margin 7%+ at maturity (net of marketing) • Central overhead ~2.0% of sales, longer term leverage • £2m capex per store, plus ~£1.5m working capital • Source: company internal data

94 Short-term financial impact • Start-up costs of up to £20m in current year and up to £30m in 09/10 • Small capex this year; up to £40m next year covering stores, IT and logistics, and multi channel strategy • All dependent on rate of new store openings Source: company internal data

95 Financial goals for BBY Europe • Our goal is to double revenue and operating income between March 2008 and March 2013* • Base figures are £3.1bn ($5.6bn) and £175m ($315m), respectively* • Guidance includes Best Buy Mobile profit share but not its revenue • Post-tax ROIC on big box rollout anticipated in mid-teens • A subsidiary of Best Buy Co., Inc. acquired a 50% interest in Best Buy Europe on June 30, 2008. Base figures are presented on a stand-alone basis for Best Buy Europe and do not reflect US GAAP adjustments, purchase accounting or the adjustment for minority interest (as The Carphone Warehouse holds a 50% minority interest in Best Buy Europe). As such, these base figures do not reflect the full actual results that will be reported by Best Buy Co., Inc., in its consolidated statements of earnings.

96 £6-7 billion @ 5% EBIT by 2013 Revenue goal Source: internal company estimates

97 Brian Dunn President and Chief Operating Officer, Best Buy

98 The Company We Keep

99 The Company We Keep

100 Recap of our Strategic Update Carphone’s retail model continues to evolve Best Buy Mobile exemplifies our ability to work together successfully The European marketplace offers tremendous opportunity We plan to leverage what we learn across all of our markets We believe our strategy has global application

101 Your Questions

102 Return on Invested Capital (ROIC) ROIC = NOPAT (as adjusted) Adj. avg. invested capital Operating Income + Net Rent Expense - Depreciation portion of rent - Tax Expense = NOPAT Total Equity + Long-term debt + Capitalized operating leases - Excess cash = Adj. avg. invested capital * Please refer to the company’s annual report for additional information on ROIC